UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2006
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

200 Talcott Avenue South
Watertown, Massachusetts	02472

(Address of Principal Executive Offices)	(Zip Code)
(617) 673-8000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.2 NON-QUALIFIED STOCK OPTION AGREEMENT (EXECUTIVE)
EX-10.3 NON-QUALIFIED STOCK OPTION AGREEMENT (DIRECTOR)
EX-10.4 RESTRICTED SHARE AWARD AGREEMENT
EX-10.5 RESTRICTED SHARE UNIT AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     On February 2, 2006, the Board of Directors of Bright Horizons Family Solutions, Inc. (the “Company”) adopted, subject to stockholder approval, the Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan (the “Plan”). On June 6, 2006, the Company’s stockholders approved the Plan. A description of the Plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 28, 2006 for the Company’s annual meeting on June 6, 2006 (the “Proxy Statement”).
     The Plan allows the Company to grant equity-based compensation to current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates to promote the interests of the Company and its stockholders by (i) attracting and retaining key officers, employees, advisory board members and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking the compensation of those individuals to the long-term interests of the Company and its stockholders.
     Under the Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Plan is 1,750,000 (which includes 200,000 shares with respect to which awards under the Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”) were authorized but not awarded). Except as adjusted in accordance with the terms of the Plan, no more than 550,000 shares authorized under the Plan may be awarded as awards other than options. The maximum number of shares with respect to which awards may be granted under the Plan shall be increased by the number of shares with respect to which options or other awards were granted under the 1998 Plan, but which terminate, expire unexercised, are forfeited or cancelled without the delivery of shares under the terms of the 1998 Plan after the effective date of this Plan.
     Shares covered by an award granted under the Plan, or to which such an award relates, that are forfeited, or if the award otherwise expires unexercised or is cancelled without the delivery of shares, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become shares with respect to which awards may be granted. Shares of common stock issued under the Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines, do not reduce the number of shares available for awards under the Plan.
     The information set forth above is qualified by reference to the more complete description of the Plan and the text of thereof, which is set forth in Exhibit A of the Proxy Statement, and hereby incorporated by reference in this report.
     The Company grants various awards to its executive officers and directors under the Plan. Forms of award agreements are attached hereto as exhibits and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 6, 2006, the Company announced that it has appointed Robert Meyer, the Company’s current Vice President of Finance, to the position of Chief Accounting Officer. Mr. Meyer, 42, has served as Vice President of Finance of the Company since September 2005. Mr. Meyer served as Vice President-Controller of the Company from October 2000 until September 2005 and Controller of the Company from July 1998 to October 2000. Mr. Meyer is a Certified Public Accountant and holds a Masters of Science in Finance.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1
Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan (incorporated by reference to Exhibit A to the Company’s proxy statement for its June 6, 2006 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 28, 2006).

Exhibit 10.2	Form of Agreement evidencing a grant of Non-Qualified Stock Options to Executive Officers under the 2006 Equity and Incentive Plan.

Exhibit 10.3	Form of Agreement evidencing a grant of Non-Qualified Stock Options to Directors under the 2006 Equity and Incentive Plan.

Exhibit 10.4	Form of Agreement evidencing a grant of Restricted Shares to Executive Officers under the 2006 Equity and Incentive Plan.

Exhibit 10.5	Form of Agreement evidencing a grant of Restricted Share Units to Directors under the 2006 Equity and Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer

Date: June 6, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1
Bright Horizons Family Solutions, Inc. 2006 Equity and Incentive Plan (incorporated by reference to Exhibit A to the Company’s proxy statement for its June 6, 2006 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 28, 2006).

10.2	Form of Agreement evidencing a grant of Non-Qualified Stock Options to Executive Officers under the 2006 Equity and Incentive Plan.

10.3	Form of Agreement evidencing a grant of Non-Qualified Stock Options to Directors under the 2006 Equity and Incentive Plan.

10.4	Form of Agreement evidencing a grant of Restricted Shares to Executive Officers under the 2006 Equity and Incentive Plan.

10.5	Form of Agreement evidencing a grant of Restricted Share Units to Directors under the 2006 Equity and Incentive Plan.